 LVIP Dimensional/Vanguard Total Bond Fund(Standard and Service Class)
Summary ProspectusJune 17, 2011
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s prospectus dated April 29, 2011, as supplemented on June 17, 2011, and statement of additional information dated April 29, 2011, as supplemented on June 17, 2011, are incorporated by reference into this Summary Prospectus.
Investment Objective The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.55%	0.55%
Acquired Fund Fees and Expenses (AFFE)[1]	0.19%	0.19%
Total Annual Fund Operating Expenses	0.99%	1.24%
Less Fee Waiver and Expense Reimbursement[2]	(0.50%)	(0.50%)
Total Annual Fund Operating Expenses (After Fee Waiver and Expense Reimbursement)	0.49%	0.74%
[1]	Other Expenses and AFFE are based on estimated amounts for the current fiscal year.
[2]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has also contractually agreed to reimburse the fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.30% of average daily net assets for the Standard Class of the fund (0.55% of average daily net assets for the Service Class of the fund). The agreement will continue at least through April 30, 2012.
ExampleThis example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your

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actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$50	$265	N/A	N/A
Service Class	$76	$344	N/A	N/A
[1]	Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.
Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Principal Investment Strategies The LVIP Dimensional/Vanguard Total Bond Fund operates under a fund of funds structure. The fund invests substantially all of its assets in mutual funds (underlying funds) and Exchange Traded Funds (underlying ETFs or “ETFs”) which, in turn, invests in fixed-income securities (debt obligations). The underlying funds and ETFs will primarily be a combination of Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc. mutual funds (Dimensional Funds) and Vanguard ETF®* mutual funds (Vanguard ETFs). Under normal circumstances, the fund’s investment strategy will be to invest substantially all of its assets in underlying funds and ETFs which invest primarily in U.S. and foreign debt obligations. The fund will be “non-diversified” as defined in the Investment Company Act of 1940. The advisor develops the fund’s asset allocation strategy based on the fund’s investment strategy. Through its investment in underlying funds and ETFs, the fund pursues its objective by investing primarily in a broad and diverse range of debt obligations with medium term (5-15 years) and short term (0-5 years) maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, U.S. and non-U.S. corporations, and the U.S. Treasury. The fund also invests in mortgage-backed securities, and asset-backed securities and inflation-indexed bonds. The underlying funds and ETFs may hold bonds that mature beyond 15 years. ETFs are funds that track an index and whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day based on their market price. The investments described above are the principal investment strategies for the fund.The adviser will reassess the fund’s asset allocation strategy on at least a quarterly basis. The adviser will periodically review the fund’s assets allocation strategy consistent with the fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds or ETFs to or removing underlying funds or ETFs from the asset allocation strategy. On a quarterly basis, the adviser will also periodically rebalance the weightings in the underlying funds and ETFs held by the fund to the current asset allocation strategy. The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund and ETF selection is made based on the fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance of the underlying funds and ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying fund and ETF over various periods and market environments to assess suitability of each underlying fund and ETF as an investment for the fund.Certain fixed income underlying funds use foreign currency contracts to hedge foreign currency risks. Also the underlying funds may lend their portfolio securities to generate additional income. [Certain of the underlying funds are available for investment only by insurance company separate accounts that fund variable life and variable annuity contracts.]*Vanguard and Vanguard ETF are trademarks of the Vanguard Group, Inc. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Asset Allocation Risk: The fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The fund is subject to the risk that the fund may allocate assets to an asset class that underperforms other asset classes.

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  Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
  Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
  Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.
  U.S. Treasury: Risk that a security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
  Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
  Inflation Indexed Bond Risk: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation-indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
  Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
  Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
  Derivative Currency Transactions Risk: The exposure to changes in currency exchange rates could result in losses if currencies do not perform as anticipated. While derivative currency transactions may reduce exposure to currency risks, they may also reduce the ability to benefit from favorable changes in currency exchange rates.
  Fund of Funds Risk: The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds.
  Exchange-Traded Funds Risk: The risks of exchange traded funds (ETFs) generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in the price of the ETF being more volatile and ETFs have management fees that increase their costs.
  Passive Management Risk: The fund will invest in underlying funds that use an indexing strategy and do not individually select securities. These underlying funds do not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
  Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.
  Securities Lending Risk: The underlying funds may lend their portfolio securities to generate additional income. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The underlying funds, and as a result the fund, may lose money if the underlying funds do not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

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Fund PerformanceThe fund commenced operations on or about April 29, 2011. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower. Investment Adviser Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President	Since April 2011
David A. Weiss	Vice President	Since April 2011
Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.Payments to Broker-Dealers and other Financial Intermediaries Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

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